Exhibit 10.4

FIRST UNION NATIONAL BANK
ONE SOUTH BOARD ST
9TH FLOOR MAIL CODE PA4928
PHILADELPHIA, PA. 19107
ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT,
GE CORPORATE FINANCE STANDBY TEAM

RELIANCE INSURANCE COMPANY                                        GENERAL ELECTRIC CAPITAL CORPORATION
5 HANOVER SQUARE, 8TH FLOOR                                          ICO FIRST UNION NATIONAL BANK
TREASURY OPERATIONS DEPARTMENT                             ONE SOUTH BOARD ST
NEW YORK, NY 10004                                                                  9TH FLOOR MAIL CODE PA4928
                                                                                                           PHILADELPHIA, PA. 19107
                                                                                                           ATTN: STANDBY LETTER OF CREDIT DEPT
                                                                                                           GE CORPORATE FINANCE STANDBY TEAM.

IRREVOCABLE CONFIRMATION NO.: SM441600P               ISSUE DATE:MAY 15, 2001

STANDBY LETTER OF CREDIT AMOUNT: $19,500,000.00

EXPIRY DATE: MAY 15,2002
APPLICANT NAME: LABOR READY, INC.

WE HEREBY IRREVOCABLY CONFIRM GE CAPITAL CORPORATION (THE "ISSUER") LETTER OF CREDIT NO.  SM441600P, A COPY OF WHICH IS ATTACHED HERETO AS (THE "LETTER OF CREDIT"), AND HEREBY UNDERTAKE TO HONOR EACH DRAFT DRAWN AND PRESENTED IN ACCORDANCE WITH ITS TERMS TO US AFTER THE ISSUING BANK FAILS TO PAY A PROPERLY PRESENTED DRAFT THEREUNDER AND OUR RECEIPT FROM YOU OF A STATEMENT TO THAT EFFECT AND COPIES OF SUCH DRAFT PRESENTED THEREWITH AT OUR COUNTERS AT FIRST UNION NATIONAL BANK ONE SOUTH BOARD STREET, PHILADELPHIA, PA. 19107 ATTN: STANDBY LETTER OF CREDIT DEPT 9THFLOOR MAIL CODE PA4928, ON OR BEFORE THE EXPIRATION DATE OF THIS CONFIRMATION.

THIS CONFIRMATION SHALL EXPIRE MAY 15,2002 AND WILL BE AUTOMATICALLY RENEWED FOR ADDITIONAL SUCCESSIVE PERIODS OF ONE YEAR FROM THE PRESENT OR FUTURE EXPIRATION DATE UNLESS 60 DAYS PRIOR TO SUCH EXPIRATION DATE WE NOTIFY YOU IN WRITING BY REGISTERED MAIL AT THE ABOVE ADDRESS THAT WE ELECT NOT TO RENEW THIS CONFIRMATION FOR SUCH ADDITIONAL PERIOD.

WE AGREE TO PAY ALL DRAWINGS HEREUNDER WITH OUR OWN FUNDS.

THIS CONFIRMATION IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (ICC PUBLICATION 500).  IN THE EVENT OF CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

IF THIS CONFIRMATION EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF ICC PUBLICATION 500, WE AGREE TO HONOR ANY DRAFRS PRESENTED ON OR BEFORE THE THIRTIETH DAY AFTER RESUMPTION OF BUSINESS.

/s/ Diane Ruch

AUTHORIZED SIGNATURE

                                                                                             GE Capital

                                                                                                                                     General Electric Capital Corporation

GENERAL ELECTRIC CAPITAL CORPORATION
ICO FIRST UNION NATIONAL BANK
ONE SOUTH BOARD ST,
9TH FLOOR MAIL CODE PA4928
PHILADELPHIA, PA. 19107

ATTN: STANDBY LETTER OF CREDIT DEPARTMENT,
GE CORPORATE FINANCE STANDBY TEAM.

RELIANCE INSURANCE COMPANY	LABOR READY, INC.
5 HANOVER SQUARE, 8TH FLOOR	1016 SOUTH 28TH
TREASURY OPERATIONS, FINANCE DEPARTMENT	TACOMA, WA 98409
NEW YORK, NY 10004
ATTN REESE ROCHE

IRREVOCABLE LETTER OF CREDIT NO.: SE441600P            ISSUE DATE: MAY 15, 2001

EXPIRY DATE: MAY 15, 2002

WE HAVE ESTABLISHED THIS CLEAN, UNCONDITIONAL, AND IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, FOR DRAWINGS UP TO U.S. $19,500,000.00 EFFECTIVE IMMEDIATELY.  THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE, AND PAYABLE AT OUR OFFICE AT FIRST UNION NATIONAL BANK P.O. BOX 13866, 1345 CHESTNUT STREET, NINTH FLOOR, MAIL CODE PA4928, ATTENTION: LETTER OF CREDIT DEPARTMENT, PHILADELPHIA, PA. 19107 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON MAY 15, 2002.

EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.  DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF ALL OF THE BENEFICIARYS POLICYHOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFF(S) DRAWN ON US, INDICATING OUR LETTER OF CREDIT NUMBER SE441600P, FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED AT OUR OFFICE SPECIFIED ABOVE IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION, OR QUALIFICATION, OR BY ANY OTHER AGREEMENT, DOCUMENT OR UNDERSTANDING WHETHER REFERRED TO HEREIN OR TO WHICH THIS LETTER OF CREDIT MAY RELATE.  OUR OBLIGATION UNDER THIS LETTER OF CREDIT SHALL BE THE INDIVIDUAL OBLIGATION OF THE ISSUER IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST, OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO ANY EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO.  SE441600P DATED MAY 15,2001 PAGE 2

SHOULD YOU HAVE OCCASION TO COMMUNICATE WITH US REGARDING THIS LETTER OF CREDIT, KINDLY DIRECT YOUR COMMUNICATION TO THE ATTENTION OF OUR LETTER OF CREDIT DEPARTMENT, MAKING SPECIFIC REFERENCE TO OUR LETTER OF CREDIT NUMBER SE441600P. ALL TELEPHONE INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-5981; (215) 973-8793; (215) 973-1944; (215) 973-8803.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (ICC PUBLICATION 500).  IN THE EVENT OF CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF ICC PUBLICATION 500, WE AGREE TO HONOR ANY DRAFTS PRESENTED ON OR BEFORE THE THIRTIETH DAY AFTER RESUMPTION OF BUSINESS.

/s/ Richard Fortino

AUTHORIZED SIGNATURE